Supplement dated December 21, 2011
to the Institutional Class Prospectus
for Principal Funds, Inc.
dated March 1, 2011

(as supplemented on March 14, 2011, June 16, 2011, July 20, 2011, August 29, 2011,
September 16, 2011, October 31, 2011, and December 16, 2011)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

GLOBAL DIVERSIFIED INCOME FUND

Under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings for Principal Global
Investors, LLC, insert the following:

· Xiaoxi Li (since 2011), Portfolio Manager

MANAGEMENT OF THE FUNDS

The Sub-Advisors
Under the Guggenheim Investment Management, LLC section, delete the second paragraph under the heading and substitute:

For the portion of the Global Diversified Income Fund allocated to Guggenheim, the day-to-day portfolio management is shared by three Portfolio Managers who operate as a team; however, each member has a specific area of concentration. Mr. Abrams and Mr. Gundersen are the lead portfolio managers and Mr.
Mitchell supports them by providing strategic direction.

Under the Principal Global Investors, LLC section, insert the following:

Xiaoxi Li has been with PGI since 2006. He earned an undergraduate degree in accounting from the
University of International Business and Economics, a masters in accounting from Beijing Technology and
Business University and an MBA from Duke University. Mr. Li has earned the right to use the Chartered
Financial Analyst designation.